UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

NETWORK CN INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NETWORK CN, INC.
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 2, 2009

May 26, 2009

Dear Stockholders:

You are invited to attend the Annual Meeting of Stockholders of Network CN Inc. (the “Company”, “we”, “our” or  “Network CN”), which will be held at the Company's offices at 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, on Thursday, July 2, 2009, at 10:00 a.m. Local Time.

At the meeting, we will report on important activities and accomplishments of the Company and will review the Company’s financial performance and business operations. You will have an opportunity to ask questions and gain up-to-date perspective on the Company and its activities. You will also have the opportunity to meet the directors and other key executives of the Company.

As discussed in the attached Notice of Annual Meeting of Stockholders and Proxy Statement, the meeting will also be devoted to the election of directors, the ratification of the appointment of the Company's auditors and the ratification of an amendment to our Articles of Incorporation to increase the authorized number of shares of our common stock from 800,000,000 to 2,000,000,000. Included with the Proxy Statement is a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2008. We encourage you to read the Form 10-K, which includes our audited financial statements and information about our operations, markets, products and services.

You may vote by signing and returning the enclosed proxy card in the postage prepaid envelope provided or faxing your proxy card to Holladay Stock Transfer at 480-481-3941. Returning the proxy card by mail or fax will ensure your representation at the meeting but does not deprive you of your right to attend the meeting and to vote your shares in person. The Proxy Statement explains more about how to vote by proxy. Please read it carefully.

You are entitled to attend the Annual Meeting only if you were a Network CN stockholder as of the close of business on May 12, 2009 or hold a valid proxy for the Annual Meeting. You should be prepared to present valid government-issued photo identification for admittance. In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record on the record date prior to being admitted to the meeting. If you are not a stockholder of record but hold shares through a broker or nominee (i.e. in street name), you should provide proof of beneficial ownership as of the record date, such as your most recent account statement prior to May 12, 2009, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Annual Meeting. We hope that you can attend the Annual Meeting. Whether or not you plan to attend, you can be sure that your shares are represented at the meeting by promptly voting by one of the methods provided. Any stockholder attending the Annual Meeting may vote in person, even if that stockholder has returned a proxy.

Your vote is important, whether you own a few shares or many.

If you have questions concerning the Annual Meeting or your stock ownership, please feel free to contact me at (852) 2833-2186. Thank you for your continued support of Network CN.

Very truly yours,

/s/ Godfrey Hui
Godfrey Hui
Chief Executive Officer

This Proxy Statement is dated May 26, 2009 and is being first mailed to stockholders of Network CN Inc. on or about June 2, 2009

21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong
Tel : (852) 2833 2186      Fax : (852) 2295 6977
www.ncnmedia.com

NETWORK CN, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 2, 2009

May 26, 2009

To the Holders of Common Stock of NETWORK CN INC.:

NOTICE IS HEREBY given that the 2009 Annual Meeting of Stockholders (the “Annual Meeting”) of Network CN Inc. (the “Company”) will be held at the Company's offices at 21st Floor, Chinachem Century Tower,178 Gloucester Road, Wanchai, Hong Kong, on Thursday, July 2, 2009, at 10:00 am. Local Time for the following purposes:

1)	To elect five (5) members of the Board of Directors to hold office until next annual meeting of stockholders or and until their respective successors are duly elected and qualified;

2)
To ratify the appointment of Jimmy C.H. Cheung & Co., independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2009;

3)	To ratify the amendment of the Company’s Articles of Incorporation to increase the authorized number of shares of common stock, $0.001 par value, from 800,000,000 shares to 2,000,000,000; and

4)	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on May 12, 2009 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof. A complete list of such stockholders will be available at the Company's executive offices at 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, for ten days prior to the Annual Meeting.

Your Board of Directors recommends that you vote “FOR” the nominees to the Board of Directors, “FOR” the ratification of the appointment of Jimmy C.H. Cheung & Co., independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2009 and “FOR” the ratification of an amendment of the Company’s Articles of Incorporation to increase the authorized number of shares of common stock.

You are encouraged to vote by signing, dating and either mailing or faxing your proxy card to Holladay Stock Transfer at 480-481-3941. Instructions for voting by any of these methods are set forth on the proxy card. If you are able to attend the Annual Meeting and wish to vote in person, you may do so whether or not you have returned your proxy.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Godfrey Hui
Godfrey Hui
Chief Executive Officer

YOUR VOTE IS IMPORTANT, WHETHER YOU OWN A FEW SHARES OR MANY

21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong
Tel : (852) 2833 2186      Fax : (852) 2295 6977
www.ncnmedia.com

NETWORK CN INC.

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To be held July 2, 2009

***Important Notice Regarding the Availability of Proxy Materials***
The Company’s Proxy Statement and 2008 Annual Report are available for viewing online at
www.ncnmedia.com

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 2, 2009

INFORMATION CONCERNING SOLICITATION OF PROXIES AND VOTING

General

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”) for use at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on Thursday, July 2, 2009, or at any adjournment of the Annual Meeting, for the purposes set forth herein and in the foregoing Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's offices at 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, on Thursday, July 2, 2009, at 10:00 a.m. Local Time. Copies of this Proxy Statement and of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 will be furnished to brokerage houses, fiduciaries and custodians to forward to beneficial owners of common stock of the Company held in their names. The Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2008 as filed with the Securities and Exchange Commission, is also available from the Company, without charge, upon request made in writing to the Company's Chief Executive Officer at 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong, or by download online at www.ncnmedia.com. Your attention is directed to the financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations in such Annual Report, which provide additional important information concerning the Company. This Proxy Statement and the related Proxy Forms are being first mailed to stockholders of Network CN Inc. on or about June 2, 2009.

Questions and Answers about the Proxy Materials and Our Annual Meeting

Q:           What is the purpose of the Annual Meeting?

A:           To vote on the following proposals:

●	To elect five (5) members of the Board of Directors to hold office until the Annual Meeting of Stockholders in 2010, and until their respective successors are duly elected and qualified; and

●
To ratify the appointment of Jimmy C.H. Cheung & Co., independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2009; and

●	To ratify the amendment of the Company’s Articles of Incorporation to increase the authorized number of shares of common stock, $0.001 par value, from 800,000,000 shares to 2,000,000,000; and

●	To transact such other business that may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Q:           What are the Board of Directors’ recommendations?

A:           The Board recommends a vote:

●	FOR the election of the five (5) nominees as directors;

●
FOR the ratification of the appointment of Jimmy C.H. Cheung & Co., independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2009; and

●	FOR the ratification of the amendment of the Company’s Articles of Incorporation to increase the authorized number of shares of our common stock;

Q:           Who is entitled to vote at the meeting?

A:
Stockholders Entitled to Vote.  Stockholders who our records show owned shares of our Common Stock as of the close of business on May 12, 2009 (the “Record Date”) may vote at the Annual Meeting. On the Record Date, we had a total of 378,677,071 shares of Common Stock issued and outstanding, which were held of record by approximately 140 stockholders. Because some of our Common Stock is held by brokers and other institutions on behalf of stockholders, we are unable to estimate the total number of stockholders represented by these record holders. The stock transfer books will not be closed between the Record Date and the date of the meeting. As of the Record Date, we had no shares of Preferred Stock outstanding. Each share of our Common Stock is entitled to one vote.

Registered Stockholders.  If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent to you by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name. These proxy materials are being forwarded to you by your broker or nominee, who is considered, with respect to those shares, the record holder. As the beneficial owner, you have the right to direct your broker or nominee how to vote, and you are also invited to attend the Annual Meeting. However, since you are not the record holder, you may not vote these shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Your broker or nominee has enclosed a voting instruction card for you to use.

Q:           Can I attend the meeting in person?

A:
You are entitled to attend the Annual Meeting only if you were a holder of our Common Stock as of the close of business on May 12, 2009 or hold a valid proxy for the Annual Meeting. You should be prepared to present valid government-issued photo identification for admittance. In addition, if you are a stockholder of record, your ownership will be verified against the list of stockholders of record on the Record Date prior to being admitted to the meeting. If you are not a stockholder of record but hold shares through a broker or nominee (i.e., in street name), you should provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to May 12, 2009, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the Annual Meeting.

Q:           How can I vote my shares?

A:	Registered Stockholders: Registered stockholders may vote in person at the Annual Meeting or by one of the following methods:

• By Mail.  Complete, sign and date the enclosed proxy card and return it in the prepaid envelope provided; or
• By Fax. Complete, sign and date the enclosed proxy card and fax to Holladay Stock Transfer at 480-481-3941.

Please note that voting facilities for registered stockholders will close at 12:00 p.m. Pacific Time on July 1, 2009.

Street Name Stockholders: If your shares are held by a broker, bank or other nominee, you must follow the instructions on the form you receive from your broker, bank or other nominee in order for your shares to be voted. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and if you wish to vote at the Annual Meeting, you must request a legal proxy from the broker, bank or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting to vote your shares.

Based on the instructions provided by the broker, bank or other holder of record of their shares, street name stockholders may generally vote by one of the following methods:

By Mail. You may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope; or

By Methods Listed on Voting Instruction Card.  Please refer to your voting instruction card or other  information forwarded by your broker, bank or other holder of record to determine whether you may vote by mail or fax, and follow the instructions on the voting instruction card or other information provided by the record holder; or

In Person With a Proxy from the Record Holder.  A street name stockholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her bank or brokerage firm. Please consult the voting instruction card sent to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

Q:           If I sign a proxy, how will it be voted?

A:
When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the above recommendations of our Board of Directors. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote?”

Q:           What should I do if I get more than one proxy or voting instruction card?

A:
Stockholders may receive more than one set of voting materials, including multiple copies of these proxy materials and multiple proxy cards or voting instruction cards. For example, stockholders who hold shares in more than one brokerage account may receive a separate voting instruction card for each brokerage account in which shares are held. Stockholders of record whose shares are registered in more than one name will receive more than one proxy card. You should sign and return all proxies and voting instruction cards you receive relating to our Annual Meeting to ensure that all of your shares are voted.

Q:           Can I change my vote?

A:
You may change your vote at any time prior to the vote at the Annual Meeting. To revoke your proxy instructions and change your vote if you are a holder of record, you must (i) attend the Annual Meeting and vote your shares in person, (ii) advise Godfrey Hui, the Company’s Chief Executive Officer, at our principal executive office in writing before the proxy holders vote your shares, or (iii) deliver dated and signed proxy instructions to such effect.

Q:	What happens if I decide to attend the Annual Meeting but I have already voted or submitted a proxy covering my shares?

A:
You may attend the meeting and vote in person even if you have already voted or submitted a proxy. Please be aware that attendance at the Annual Meeting will not, by itself, revoke a proxy. If a bank, broker or other nominee holds your shares and you wish to attend the Annual Meeting and vote in person, you must obtain a “legal proxy” from the record holder of the shares giving you the right to vote the shares.

Q:           How are votes counted?

A:
The Annual Meeting will be held if a majority of the outstanding shares of Common Stock entitled to vote is represented in person or by proxy at the meeting. If you have returned valid proxy instructions or attend the Annual Meeting in person, your Common Stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

Shares that are voted “WITHHELD” or “ABSTAIN” are treated as being present for purposes of determining the presence of a quorum and as entitled to vote on a particular subject matter at the Annual Meeting. If you hold shares of Network CN common stock in street name through a bank, broker or other nominee holder, the nominee holder may only vote your shares in accordance with your instructions. If you do not give specific instructions to your nominee holder as to how you want your shares voted, your nominee will indicate that it does not have authority to vote on the proposal, which will result in what is called a “broker non-vote”. All shares of Network CN common stock represented at the Annual Meeting, including broker non-votes and abstentions, will be counted for purposes of determining the presence of a quorum.

Q:           Who will tabulate the votes?

A:           Network CN will designate Stanley Chu as the Inspector of Election who will tabulate the votes.

Q:           Who is making this solicitation?

A:           This proxy is being solicited on behalf of Network CN’s Board of Directors.

Q:           Who pays for the proxy solicitation process?

A:
Network CN will pay the cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We do not plan to retain a solicitor to assist with the solicitation. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by facsimile. None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders or nominate individuals to serve as directors?

A:
You may present proposals for action at a future meeting only if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission (“SEC”) and our bylaws. In order for a stockholder proposal to be included in our Proxy Statement and form of Proxy relating to the meeting for our 2010 Annual Meeting of Stockholders under rules set forth in the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), the proposal must be received by us no later than 5:00 p.m. (Chinese Standard Time) no later than the 90th day, and not earlier than the 120th day, prior to the first anniversary of the mailing of the notice for the preceding year’s annual meeting. Accordingly, stockholder proposals intended to be presented in our proxy materials for the 2010 Annual Meeting must be received by Godfrey Hui, Chief Executive Officer, on or after February 2, 2010, and prior to 5:00 p.m. (Chinese Standard Time) on March 4, 2010 and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission. Our bylaws require that certain information and acknowledgments with respect to the proposal and the stockholder making the proposal be set forth in the notice. A copy of the relevant bylaw provision is available upon written request to Network CN Inc. at Chief Executive Officer at 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong. You can also access our SEC filings, including our Annual Report on Form 10-K, on our website at www.ncnmedia.com. The information on our website is not a part of this Proxy Statement.

Q:           How do I obtain a separate set of proxy materials or request a single set for my household?

A:
If you share an address with another stockholder, have the same last name, and do not participate in electronic delivery of proxy materials, you will receive only one set of proxy materials (including our Annual Report on Form 10-K and Proxy Statement). If you wish to receive a separate Proxy Statement at this time, please request the additional copy by contacting our transfer agent, Holladay Stock Transfer by telephone at 480-481-3940, or by facsimile at 480-481-3941.

You may also request to receive a separate Annual Report and a separate Proxy Statement by email at info@ncnmedia.com or by writing to: Network CN, Inc, 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong.

Q:           What if I have questions about lost stock certificates or need to change my mailing address?

A:
You may contact our transfer agent, Holladay Stock Transfer, by telephone at 480-481-3940, or by facsimile at 480-481-3941, if you have lost your stock certificate or need to change your mailing address.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

The Board of Directors is presently composed of eight (8) members: Godfrey Hui, Daley Mok, Daniel So, Stanley Chu, Edward Lu, Peter Mak, Ronglie Xu and Earnest Leung, who was appointed to the Board on May 5, 2009. Mr. Hui serves as Chairperson of the Board of Directors.

Corporate Governance

Our directors Peter Mak, Edward Lu and Ronglie Xu each serve on our board of directors as an “independent director” as defined by Rule 4200(a)(15) of the Marketplace Rules of The Nasdaq Stock Market, Inc., or the “Nasdaq Marketplace Rules”. The board of directors has determined that each of Messrs. Mak and Lu possesses the accounting or related financial management experience to qualify as financially sophisticated within the meaning of Rule 4350(d)(2)(A) of the Nasdaq Marketplace Rules and that each is an “audit committee financial expert” as defined by the rules and regulations of the SEC.

Our board of directors currently has three standing committees which perform various duties on behalf of and report to the board of directors: (i) audit committee, (ii) remuneration committee and (iii) nominating committee. From time to time, the board of directors may establish other committees. Each of the three standing committees is comprised entirely of independent directors as follows:

Name of Director	Audit	Remuneration	Nominating
Peter Mak	C
Edward Lu	M		M
Ronglie Xu		C	C

C = Chairperson
M = Member

The Board of Directors has adopted a written charter for each of these committees, copies of which can be found on our website at www.ncnmedia.com.

Audit Committee

Our board of directors established an Audit Committee in September 2007. Our Audit Committee currently consists of two members: Peter Mak and Edward Lu, each of whom is “independent” as that term is defined under the Nasdaq Marketplace Rules, as currently in effect. In addition, the Board of Directors has determined that each of Messrs. Mak and Lu is an “audit committee financial expert” as defined by SEC rules. Mr. Mak and Mr. Lu are qualified accountants with many years of finance and audit experience. Mr. Mak serves as the chairperson of the Audit Committee.

The Audit Committee oversees our accounting, financial reporting and audit processes; appoints, determines the compensation of, and oversees, the independent auditors; pre-approves audit and non-audit services provided by the independent auditors; reviews the results and scope of audit and other services provided by the independent auditors; reviews the accounting principles and practices and procedures used in preparing our financial statements; and reviews our internal controls.

The Audit Committee works closely with management and our independent auditors. The Audit Committee also meets with our independent auditors without members of management present, on a quarterly basis, following completion of our auditors’ quarterly reviews and annual audit, to review the results of their work. Additionally, the Audit Committee meets with our independent auditors to approve the annual scope and fees for the audit services to be performed.

Audit Committee Report

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT NETWORK CN INC. SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

The Audit Committee oversees the financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission and the unaudited financial statements included with Quarterly Reports on Form 10-Q filed with the Commission.

The Audit Committee discussed with management and the independent auditors the matters required to be discussed by Statements on Accounting Standards (SAS) No. 61. These discussions included the clarity of the disclosures made therein, the underlying estimates and assumptions used in the financial reporting, and the reasonableness of the significant judgments and management decisions made in developing the financial statements. In addition, the Audit Committee has discussed with the independent auditors their independence from the Company and has received the written letter from the independent auditors required by Independence Standards Board Standard No. 1.

The Audit Committee also discussed with the independent auditors’ issues related to the overall scope and objectives of the audit, the Company’s internal controls and critical accounting policies, and the specific results of the audit. Management was present at part of some of these meetings.

Pursuant to the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2008.

Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. It is neither the Committee’s duty nor responsibility to conduct auditing or accounting reviews or procedures. Members of the Audit Committee are not employees of the Company and may not be, and do not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, members have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, consultations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent accountants are in fact “independent”.

Audit Committee of the Board of Directors

Peter Mak, Chairperson
Edward Lu

Remuneration Committee

Our board of directors established a Remuneration Committee in September 2007. Our Remuneration Committee currently consists of one member: Ronglie Xu, who is “independent” as that term is defined under the Nasdaq Marketplace Rules, as currently in effect. Mr. Xu serves as the chairperson of the Remuneration Committee.

The Remuneration Committee (i) oversees and makes general recommendations to the Board of Directors regarding our compensation and benefits policies; (ii) oversees, evaluates and approves cash and stock compensation plans, policies and programs for our executive officers; and (iii) oversees and sets compensation for the Board of Directors. Our Chief Executive Officer may not be present at any meeting of our Remuneration Committee during which his compensation is deliberated.

Remuneration Committee Interlocking and Insider Participation

No person who served on the Remuneration Committee in fiscal 2008 was during the year or previously an officer or employee of the Company or has a relationship with the Company requiring disclosure under Item 404 of Regulation S-K. Further, no interlocking relationship exists between any member of the Board of Directors and any member of any other company’s board of directors and compensation committee.

Nominating Committee

Our board of directors established a Nominating Committee in September 2007. Our Nominating Committee currently consists of two members: Edward Lu and Ronglie Xu, each of whom is “independent” as that term is defined under the Nasdaq Marketplace Rules, as currently in effect. Mr. Xu serves as the chairperson of the Nominating Committee. The Nominating Committee (i) considers and periodically reports on matters relating to the identification, selection and qualification of the Board of Directors and candidates nominated to the Board of Directors and its committees; (ii) develops and recommends governance principles applicable to the Company; and (iii) oversees the evaluation of the Board of Directors and management from a corporate governance perspective.

Although our bylaws do not contain provisions which specifically address the process by which a stockholder may nominate an individual to stand for election to the Board of Directors at our annual meeting of stockholders, the Nominating Committee will consider director candidates recommended by stockholders. In evaluating candidates submitted by stockholders, the Nominating Committee will consider (in addition to the criteria applicable to all director candidates described below) the needs of the Board and the qualifications of the candidate, and may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

The Nominating Committee does not have any formal criteria for director nominees; however, it believes that director nominees should have certain minimum qualifications, including the highest personal and professional integrity and values, an inquiring and independent mind, practical wisdom and mature judgment. In evaluating director nominees, the Nominating Committee also considers an individual’s skills, character, leadership experience, business experience and acumen, familiarity with relevant industry issues, national and international experience, and other relevant criteria that may contribute to our success. This evaluation is performed in light of the skill set and other characteristics that would most complement those of the current directors, including the diversity, maturity, skills and experience of the board as a whole, with the objective of recommending a group of persons that can best implement our business plan, develop our business and represent shareholder interests.

Board Meetings and Committees; Annual Meeting Attendance

During fiscal year 2008, the Board of Directors held 8 meetings and acted by written consent 3 times. The number of meetings held by the three standing committees during fiscal 2008 was as follows:

Committee	No. of meetings
Audit Committee	3
Remuneration Committee	1
Nominating Committee	1

All of our directors except Edward Lu, Peter Mak, Joachim Burger (who resigned on September 30, 2008) and Gerd Jakob (who resigned on May 5, 2009) attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the committees on which they served during fiscal 2008. The Company does not have a policy on director attendance at the Company’s annual meetings of stockholders. In 2008, 4 directors then serving on the Board attended the Company’s 2008 Annual Meeting of Stockholders.

Communications with the Board of Directors

Although we do not have a formal policy regarding communications with the Board of Directors, stockholders may communicate with the Board of Directors by submitting an email to info@ncnmedia.com or by writing to us at Network CN Inc., Attention: Investor Relations, 21/F., Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong. Stockholders who would like their submission directed to a member of the Board of Directors may so specify. All communications will be reviewed by our Chief Executive Officer.

Code of Business Conduct and Ethics

A Code of Business Conduct and Ethics is a written standard designed to deter wrongdoing and to promote (a) honest and ethical conduct; (b) full, fair, accurate, timely and understandable disclosure in regulatory filings and public statements; (c) compliance with applicable laws, rules and regulations; (d) prompt reporting of violations of the code to an appropriate person; and (e) accountability for adherence to the Code. We are not currently subject to any law, rule or regulation requiring that we adopt a Code of Business Conduct and Ethics. However, we have adopted a code of business conduct and ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Such code of business conduct and ethics is available on our corporate website at www.ncnmedia.com.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information as of May 12, 2009, regarding the beneficial ownership of our common stock (a) by each stockholder who is known by the Company to own beneficially in excess of 5% of our outstanding common stock; (b) by each of the Company’s officers, directors and director nominees; and (c) by the Company’s officers, directors and director nominees as a group. Except as otherwise indicated, all persons listed below have (i) sole voting power and investment power with respect to their shares of common stock, except to the extent that authority is shared by spouses under applicable law, and (ii) record and beneficial ownership with respect to their shares of stock. Unless otherwise identified, the address of the Company’s officers, directors and director nominees listed below is 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong.

Name and Address of Beneficial Owner	Principal Position	Title of Class	Amount & Nature of Beneficial Ownership (1)	Percent of Class (2)
Godfrey Hui	Chairperson and CEO	Common Stock	825,000	*
Daley Mok	Director and CFO	Common Stock	150,000	*
Earnest Leung	Director	Common Stock	1,463,000	*
Ronald Lee	Director nominee	Common Stock	-
Gerald Godfrey	Director nominee	Common Stock	-
Daniel So	Director	Common Stock	200,000	*
Stanley Chu	Director	Common Stock	80,000	*
Edward Lu	Director	Common Stock	10,000	*
Peter Mak	Director	Common Stock	15,000	*
Ronglie Xu	Director	Common Stock	15,000	*
All Officers, Directors and Director Nominees as a group (10 persons named above)		Common Stock	2,758,000	*
Keywin Holdings Limited Room 902, 9/F1., Universal Trade Centre, 3 Arbuthnot Road, Central, Hong Kong	5% Security Holder	Common Stock	433,202,648 (3)	86.38%
Total Shares Owned by Persons Named above			435,960,648	86.93%

 * Less than 1%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.

(2)
A total of 378,677,071 shares of our common stock were outstanding as of May 12, 2009.  Pursuant to SEC Rule 13d-3(d)(1), for each beneficial owner above, any options exercisable within 60 days have been included in the denominator used for calculating such person’s percentage ownership.

(3)
Of the 433,202,648 shares of our common stock owned by Keywin Holdings Limited, 310,388,463 shares are issued and outstanding. The remaining shares are the aggregate number of shares underlying an option for the right to purchase an aggregate of 122,814,815 shares of the Company’s common stock, for an aggregate purchase price of $2,000,000, exercisable for a three-month period commencing on April 2, 2009.

PROPOSAL ONE:

ELECTION OF DIRECTORS

The Board of Directors currently consists of eight (8) directors. At 2009 Annual Meeting, the stockholders will elect only five (5) directors to serve until our 2010 annual stockholders’ meeting and until their respective successors are duly elected and qualified or earlier resignation or removal.

Information About the Nominees

Set forth below is information regarding our nominees as of May 12, 2009:

Name	Age	Position	Director Since
Godfrey Hui	49	Chief Executive Officer and Chairperson of the Board	2002
Earnest Leung	52	Director	2009
Ronald Lee	62	-	N/A
Gerald Godfrey	81	-	N/A
Peter Mak	47	Director	2007

Godfrey Hui has been a Director and the Chief Executive Officer of the Company since April 2002. Mr. Hui had over twenty years’ experience in the hotel industry prior to founding our Company. He has worked for several international and regional hotel groups, including Hopewell Holdings Limited, a Hong Kong based real estate developer, where Mr. Hui worked in various capacities including Director of Operations, Finance and Development of the Hotel Division, Executive Assistant to the Chairman, Chairman of the Executive Committee, and Group Financial Controller and was responsible for management and financial issues, and Mega Hotels Management Limited (now a subsidiary of Hopewell), where he served as Director of Finance, Development and Operations. Mr. Hui holds a Bachelor of Science in Business Management from the Chinese University of Hong Kong and a Master’s Degree in Finance and Investment from the University of Hull. Mr. Hui also serves as an independent non-executive director of Vinda International Holdings Limited.

Earnest Leung has served as a Director of the Company since May 11, 2009. Mr. Leung has over 20 years’ experience in the investment banking industry. Since November 2004, he has worked as a financial advisor and consultant in Hong Kong and currently serves as a director of Southern Territories Group, Ltd., an investment company, Keywin Holdings Limited, an investment company, and Statezone Ltd, a financial consulting company owned and controlled by Mr. Leung.  Prior to that, Mr. Leung served, from September 1994 to October 2004, as Senior Director and Head of Investment, Asia for American Express Bank. Mr. Leung also held various senior investment positions with BNP, New Zealand Insurance, Bank of America Trust.

Ronald Lee has not previously served as a Director or Officer of the Company. Mr. Lee is the founder and has served as the Sole Proprietor of Ronald H. T. Lee & Co., Certified Public Accountants since 1973. He also has served as senior consultant of UHY Vacation HK CPA Limited, Chartered Accountants, Certified Public Accountants since 2007. Mr. Lee has over 40 years’ experience in accounting industry. Mr. Lee graduated from the Hong Kong Technical College in 1967 (now the Hong Kong Polytechnic University) and is a fellow member of the Australian Society of Certified Practising Accountants and the Hong Kong Institute of Certified Public Accountants. He is also an associate member of the Institute of Chartered Accountants in England & Wales, The Taxation Institute of Hong Kong and the Society of Chinese Accountants and Auditors.

Gerald Godfrey has not previously served as a Director or Officer of the Company. Mr. Godfrey, now retired, was a partner with Charlotte Horstmann & Gerald Godfrey Ltd., a Hong Kong-based company that dealt in Asian antiques and art, from 1955 to 2005.  From 1997 to 2003, Mr. Godfrey served as an independent non-executive director of the Millennium Group, a Hong-Kong based company that assists corporations, developers and investors with selling, leasing or investing in office, industrial, distribution, retail, land and resort properties in Asia.  Mr. Godfrey served as Honorary Consul General to the Kingdom of Morocco from 1984 to 2004, and voting member of the Hong Kong Jockey Club. Mr. Godfrey received an M.A. from the Oxford University in 1951.

Peter Mak has served as a Director of the Company since September 1, 2007. Mr. Mak is also the co-founder and has served since 2001, as the managing director of Venfund Investment, a boutique investment bank. Prior to founding Venfund Investment, Mr. Mak was a partner of Arthur Andersen Worldwide and served as the Managing Partner of Arthur Andersen Southern China. Mr. Mak also serves as an independent non-executive director and audit committee chairman of the following public companies in the U.S., Hong Kong, China and Singapore: China Security & Surveillance Technology, Inc., Trina Solar Limited, China GrenTech Corp. Ltd., Dragon Pharmaceutical Inc., Gemdale Industries Inc., Huabao International Holdings Ltd. and Bright World Precision Machinery Ltd. Mr. Mak graduated from the Hong Kong Polytechnic University and is a fellow member of the Association of Chartered Certified Accountants, UK, and the Hong Kong Institute of Certified Public Accountants.

There are no arrangements or understandings among any of the directors, director nominees, executive officers or any other persons pursuant to which any director nominees was elected to serve as a director.

Family Relationships

There are no family relationships between any director nominees of the Company.

Board Independence

The Board of the Directors has affirmatively determined that all of its director nominees, except Godfrey Hui, who currently serves as Network CN's Chief Executive Officer and the Chairperson of the Board and Earnest Leung, who currently serves as Director, are independent directors within the meaning set forth in the Rules of The American Stock Exchange.

Nominees

The Board of Directors approved Godfrey Hui, Earnest Leung, Ronald Lee, Gerald Godfrey and Peter Mak as nominees for election at the Annual Meeting to the Board of Directors. If elected, Godfrey Hui, Earnest Leung, Ronald Lee, Gerald Godfrey and Peter Mak will serve as directors until our annual meeting in 2010, and until their respective successors are qualified and elected or earlier resignation or removal. Please see “Information about the Nominees” on page 9 of this Proxy Statement for information concerning our incumbent directors standing for re-election and election.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees set forth above. If the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

If a quorum is present, the nominees receiving the highest number of votes will be elected to the Board of Directors. Abstentions and broker non-votes will have no effect on the election of directors. Proxies may not be voted for a greater number of persons than the number of nominees named.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” THE ELECTION OF THESE NOMINEES.

PROPOSAL TWO:

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

The Board has appointed Jimmy C.H. Cheung & Co., independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2009. The Board recommends that stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the Board has determined that it is desirable to request approval of this appointment by the stockholders. Notwithstanding the appointment, the Board, in its discretion, may direct the appointment of new independent registered public accounting firms at any time during the year, if the Board feels that such a change would be in the best interest of the Company and its stockholders. In the event of a negative vote on ratification, the Board will reconsider its appointment. The aggregate fees billed for services rendered by Jimmy C.H. Cheung & Co. during the fiscal years ended December 31, 2008 and 2007 are described below under the caption “Principal Accountant Fees and Services.” Representatives of Jimmy C.H. Cheung & Co. will be present at the Meeting and will be given the opportunity to make a statement if they so desire and to respond to appropriate questions.

Vote Required

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to ratify the appointment of Jimmy C.H. Cheung & Co. as our independent registered public accounting firm. Broker non-votes will have no effect on the outcome of the vote.

Principal Accountant Fees and Services

Jimmy C.H. Cheung & Co., Certified Public Accountants is our Principal Independent Registered Public Accountants engaged to examine our financial statements for the fiscal years ended December 31, 2008 and 2007. The following table shows the fees that we paid or accrued for the audit and other services provided by Jimmy C.H. Cheung & Co., for the fiscal years ended December 31, 2008 and 2007.

Fee Category	2008	2007
Audit Fees	$136,988	$133,281
Audit-Related Fees	$2,538	$--
Tax Fees	$--	$--
All Other Fees	$--	$--

Audit Fees

This category includes the audit of our annual financial statements, review of financial statements included in our annual and quarterly reports and services that are normally provided by the independent registered public accounting firms in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees

This category consists of assurance and related services by the independent registered public accounting firms that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees”. The services for the fees disclosed under this category include services relating to our registration statement and consultation regarding our correspondence with the SEC.

Tax Fees

This category consists of professional services rendered for tax compliance and tax advice.

All Other Fees

This category consists of fees for other miscellaneous items.

Policy on Pre-Approval of Audit Services

The Audit Committee pre-approves all services, including both audit and non-audit services, provided by our independent registered public accounting firm. All audit services (including statutory audit engagements as required under local country laws) must be accepted by the Audit Committee before the audit commences.

Each year, management and the independent registered public accounting firm will jointly submit a pre-approval request, which will list each known and/or anticipated audit and non-audit service for the upcoming calendar year and which will include associated budgeted fees. The Audit Committee will review the requests and approve a list of annual pre-approved non-audit services.

All services provided by Jimmy C.H. Cheung & Co during the fiscal years ended December 31, 2008 and 2007 were pre-approved by the Audit Committee.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” THE RATIFICATION OF APPOINTMENT OF
JIMMY C.H. CHEUNG & CO. AS THE COMPANY'S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE:

RATIFICATION OF AMENDMENT OF THE COMPANY’S ARTICLES OF INCORPORATION
 TO INCREASE THE AUTHORIZED NUMBER OF COMMON STOCK

Our Articles of Incorporation, as amended, currently authorize the issuance of 800,000,000 shares of common stock, par value $0.001 per share.

On May 5, 2009, our board of directors approved, and recommended to our stockholders, an amendment to our Articles of Incorporation, as amended, to increase the aggregate authorized number of shares of common stock from 800,000,000 to 2,000,000,000. As of May 12, 2009, we had 378,677,071 shares of common stock issued and outstanding, and securities convertible or exercisable into an aggregate of 342,464,009 shares of common stock. Accordingly, we have an aggregate of 721,141,080 shares of common stock either issued and outstanding or reserved for issuance under outstanding securities convertible or exercisable into shares of our common stock, which represents approximately 90% of the total 800,000,000 shares of currently authorized common stock.

Our board of directors determined that an increase in the number of shares of our common stock authorized for issuance under our Articles of Incorporation, as amended, is necessary in order to provide us with the necessary flexibility to implement any potential future corporate plans. There are currently no plans, arrangements, commitments or understandings for the issuance of the additional shares of common stock which are proposed to be authorized. We do not intend to solicit authorization from our stockholders for the future issuance of the newly authorized shares unless we are required to obtain such authorization by law.

The terms of the newly authorized shares of common stock would be identical to those of the currently authorized shares of common stock. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of common stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of common stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of common stock will remain unchanged under this amendment.

The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, even if the persons seeking to obtain control of the Company offer an above-market premium that is favored by a majority of the independent stockholders. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Company does not have any other provisions in its certificate or incorporation, by-laws, employment agreements, credit agreements or any other documents that have material anti-takeover consequences. Additionally, the Company has no plans or proposals to adopt other provisions or enter into other arrangements, except as disclosed below, that may have material anti-takeover consequences. The board of directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

Amendment to Articles of Incorporation.  If this proposal is approved by our stockholders, we will file an amendment to our articles of incorporation to effect the proposed increase in our authorized shares of common stock.  Such amendment, if stockholder approval is obtained, will be filed with the Delaware Secretary of State as soon as practicable following such approval. Appendix A to this proxy statement sets forth the text of the Amended and Restated Certificate of Incorporation if this proposal is approved.

Vote Required

If a quorum is present, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to ratify the amendment of the Company’s Articles of Incorporation to increase the authorized number of common stock. Broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” THE RATIFICATION OF AMENDMENT OF
THE COMPANY’S ARTICLES OF INCORPORATION
TO INCREASE THE AUTHORIZED NUMBER OF COMMON STOCK.

EXECUTIVE COMPENSATION

The Company’s Chief Executive Officer and Chief Financial Officer during fiscal year 2008 and the Company’s three most highly compensated executive officers, or the Named Executive Officers, during fiscal year 2008 are set forth below.

Name	Position
Godfrey Hui	Chief Executive Officer and Chairperson of the Board
Daley Mok	Chief Financial Officer and Director
Daniel So *	Director and Former Managing Director
Benedict Fung *	Former President
Stanley Chu *	Director and Former General Manager

* On January 7, 2009, Daniel So, Benedict Fung and Stanley Chu resigned from their respective positions as Managing Director, President and General Manager of the Company, but Messrs. So and Chu continue their roles as members of the Company’s board of directors. Their resignation was due to personal reasons and not because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Compensation Discussion and Analysis

Overview

Our Board of Directors determines executive compensation. The Company’s executive compensation program is generally designed to align the interests of executives with the interests of shareholders and to reward executives for achieving the Company’s objectives. The executive compensation program is also designed to attract and retain the services of qualified executives.

In determining executive compensation, our Board considers the recommendations of its Remuneration Committee which bases its recommendations on input from the Chief Executive Officer, the officers’ current compensation, changes in cost of living, our financial condition, our operating results and individual performance.

Executive compensation generally consists of base salary, bonuses and long-term incentive equity compensation such as stock grants or additional options to purchase shares of the Company’s common stock as well as various health and welfare benefits. The Board has determined that both the base salary and long-term incentive equity compensation should be the principal component of executive compensation. The Board has not adopted a formal bonus plan, and all bonuses are discretionary.

Elements of Compensation

The executive compensation for (i) the Company’s Chief Executive Officer and Chief Financial Officer and (ii) the Company’s other three most highly compensated executive officers who were serving as executive officers (collectively “Named Executive Officers”) for fiscal 2008 primarily consisted of base salary, long term incentive equity compensation, income tax reimbursement, and other compensation and benefit programs generally available to other employees.

Base Salary. The Board establishes base salaries for the Company’s Named Executive Officers based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies in the Company’s peer group for similar positions. Generally, the Board believes that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions and with similar responsibilities at comparable companies in line with our compensation philosophy.

Base salaries are reviewed annually, and may be adjusted to realign salaries with market levels after taking into account individual responsibilities, performance and experience.

Bonuses. Bonuses are intended to compensate the five Named Executive Officers for achieving the Company’s financial performance and other objectives established by the Board each year. The Board currently does not adopt a formal bonus plan and all bonuses are discretionary.

Long-Term Incentive Equity Compensation. The Board believes that stock-based awards promote the long-term growth and profitability of the Company by providing executive officers with incentives to improve shareholder value and contribute to the success of the Company and by enabling the Company to attract, retain and reward the best available persons for executive officer positions. The Named Executive Officers were eligible to receive certain number of shares of common stock of the Company. The Board adopted a New Equity Compensation Plan in July 2007, pursuant to which each Named Executive Officer was granted shares of the Company’s common stock subject to annual vesting over five years in the following amounts: Mr. Godfrey Hui, 2,000,000 shares; Mr. Daley Mok 1,500,000 shares; Mr. Daniel So, 2,000,000 shares; Mr. Benedict Fung 1,200,000 shares and Mr. Stanley Chu 1,000,000 shares. The Company cannot currently determine the number or type of additional awards that may be granted to eligible participants under the long-term incentive equity compensation plan in the future. Such determination will be made from time to time by the Remuneration Committee (or Board).

Income Tax Reimbursement. Each Named Executive Officer was fully reimbursed by the Company for his Hong Kong personal income taxes resulting from his employment under the employment agreement dated July 23, 2007, except Mr. Godfrey Hui whose Hong Kong personal income taxes during the whole fiscal 2007 would be fully reimbursed by the Company.

Change-In-Control and Termination Arrangements. The employment agreements with each of the Named Executive Officers may be terminated with three-month advanced notice or for cause or disability. In the event employment is terminated other than for cause, disability, or in the event of their resignation for good reason, each Named Executive officer is entitled to severance payments consisting of his then base salary for 48 months provided there has been no change in control of either NCN Group or the Company, or for 60 months if there has been a change in control of either NCN Group or the Company in the preceding one year; In addition, each Named Executive officer shall be entitled to accelerated vesting of all stock grants, as of the date of such termination other than for cause, remain unexercised and unvested, to the extent permissible by law. In the event employment is terminated for disability, each Named Executive officer shall be potentially eligible for disability benefits under any Company-provided disability plan in which he then participate, and shall be entitled to accelerated vesting of all stock grants, as of the date of such disability, remain unexercised and unvested, to the extent permissible by law. In addition, there are restrictive covenants on other employment after termination for a period of six months without the approval of NCN Group’s Board of Directors, non-solicitation of customer, suppliers or employees of NCN Group Management Limited, and confidentiality.

Report of Remuneration Committee

THE FOLLOWING REPORT OF THE REMUNERATION COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT NETWORK CN INC. SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

The Remuneration Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on the Remuneration Committee’s review and discussion with management with respect to the Compensation Discussion and Analysis, the Remuneration Committee recommended to the Board of directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Remuneration Committee of the Board of Directors,

Ronglie Xu, Chairperson

Summary Compensation Table

The following table sets forth information concerning all compensation awarded to, earned by or paid during fiscal years 2008, 2007 and 2006, to the Named Executive Officers:

Name and Principal Position	Year	Salary ($)	(1) Bonus ($)	(2) Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	(3) All Other Compensation ($)	Total ($)
Godfrey Hui, Chief Executive Officer and Chairperson of the Board	2008	216,923	-	777,000	-	-	-	85,237	1,079,160
	2007	152,308	-	529,250	-	-	-	203,755	885,313
	2006	107,692	79,487	23,400	-	-	-	18,461	229,040

Daley Mok, Chief Financial Officer and Director	2008	151,538	-	518,000	-	-	-	49,686	719,224
	2007	97,179	-	262,750	-	-	-	46,910	406,839
	2006	76,923	19,231	7,800	-	-	-	1,538	105,492

Daniel So, Director and Former Managing Director	2008	160,000	-	777,000	-	-	-	56,387	993,387
	2007	103,590	-	568,000	-	-	-	106,859	778,449
	2006	44,872	37,286	44,793	-	-	-	1,538	128,489

Benedict Fung, Former President	2008	118,462	-	388,500	-	-	-	30,461	537,423
	2007	97,179	-	211,700	-	-	-	51,833	360,712
	2006	61,538	17,949	9,360	-	-	-	1,538	90,385

Stanley Chu, Director and Former General Manager	2008	88,462	-	336,700	-	-	-	28,884	454,046
	2007	70,897	-	207,200	-	-	-	34,833	312,930
	2006	31,410	19,979	22,397	-	-	-	1,538	75,324

(1)            No bonus was paid to the Named Executive Officers in fiscal 2008 and 2007.

(2)	The aggregate number of stock awards vested to each of the Named Executive Officers for his service rendered in each fiscal period was summarized as follows:

Named Executive Officer	2006	2007	2008
Godfrey Hui	150,000	275,000	300,000
Daley Mok	50,000	125,000	200,000
Daniel So	117,260	300,000	300,000
Benedict Fung	60,000	110,000	150,000
Stanley Chu	-	80,000	130,000

All the above shares were issued to each of Named Executive Officers except that the awards for services rendered during the fiscal year 2008 have been withheld until further notice. The dollar amounts reflect the value determined by the Company for accounting purposes for these awards and do not reflect whether the recipient has actually realized a financial benefit from the award. This column represents the dollar amount recognized for financial statement reporting purposes for each of the above specified fiscal years for stock awards granted to each of the Named Executive Officers in accordance with SFAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. No stock awards were forfeited by any of the Named Executive Officers. For additional information, see Note 15 of our financial statements in the Form 10-K for the fiscal year ended December 31, 2008. For information on the valuation assumptions for stock grants made prior to 2008, see the notes in our financial statements in the Form 10-KSB for the respective year.

(3)
All other compensation represents (a) contribution paid by the Company into a mandatory provident fund for the benefit of the Named Executive Officers and (b) income tax reimbursement to be paid to the Named Executive Officers in order to sufficiently cover their Hong Kong salary taxes resulting from their employment commencing from July 1, 2007 and thereafter, except Godfrey Hui whose salary taxes were fully borne by the Company during the above specified fiscal years. As the aggregate of all other perquisites and other personal benefits received by each Named Executive Officer was less than $10,000, they are not included in the above.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

On July 23, 2007, our subsidiary, NCN Group Management Limited, or the NCN Group, entered into new executive employment agreements with each of the Named Executive Officers. Pursuant to these employment agreements, effective as of July 1, 2007, each Named Executive Officer was obligated to receive a monthly base salary and was entitled to receive shares of the Company’s common stock as follows:

Named Executive Officer	Base Salary (1) ($)	Common Stock Grant
Godfrey Hui	15,384	2,000,000 (2)
Daley Mok	8,974	1,500,000 (3)
Daniel So	10,256	2,000,000 (4)
Benedict Fung	8,974	1,200,000 (5)
Stanley Chu	6,410	1,000,000 (6)

(1) The Named Executive Officers’ base salary is paid in Hong Kong dollars. The amounts set forth in this table are in U.S. dollars based on an exchange rate of HK$:US$ = 7.8:1. The base salary has been adjusted during fiscal year 2008 which was summarized as follows:

Named Executive Officer	Adjusted Base Salary on January 1, 2008 ($)	Adjusted Base Salary on July 1, 2008 ($)
Godfrey Hui	16,923	19,231
Daley Mok	9,872	15,385
Daniel So	11,282	15,385
Benedict Fung	9,872	9,872
Stanley Chu	7,051	7,692

Commencing in October 2008, salary increases in July 1, 2008 to the Named Executive Officer directors would be accrued but payments will be withheld until further notice.

(2) Pursuant to Mr. Hui’s employment contract, he is entitled to a stock grant of 2,000,000 shares of the Company’s common stock subject to annual vesting over five years if he remains employed by the Company through the vesting date. The details of the vesting date and number of shares to be vested are as follows: December 31, 2007: 200,000 shares; December 31, 2008: 300,000 shares; December 31, 2009: 400,000 shares; December 31, 2010: 500,000 shares and December 31, 2011: 600,000 shares. The Board of Directors resolved on September 29, 2008 that those 300,000 shares to which Mr. Hui was entitled as of December 31, 2008 were withheld until further notice. The grant shall be subject to all terms of the Company’s 2007 stock option/stock issuance plan or any future stock option/stock issuance plan under which it is issued.

(3) Pursuant to Mr. Mok’s employment contract, he is entitled to a stock grant of 1,500,000 shares of the Company’s common stock subject to annual vesting over five years if he remains employed by the Company through the vesting date. The details of the vesting date and number of shares to be vested are as follows: December 31, 2007: 100,000 shares; December 31, 2008: 200,000 shares; December 31, 2009: 300,000 shares; December 31, 2010: 400,000 shares and December 31, 2011: 500,000 shares. The Board of Directors resolved on September 29, 2008 that those 200,000 shares to which Mr. Mok was entitled as of December 31, 2008 were withheld until further notice. The grant shall be subject to all terms of the Company’s 2007 stock option/stock issuance plan or any future stock option/stock issuance plan under which it is issued.

(4) Pursuant to Mr. So’s employment contract, he is entitled to a stock grant of 2,000,000 shares of the Company’s common stock subject to annual vesting over five years if he remains employed by the Company through the vesting date. The details of the vesting date and number of shares to be vested are as follows: December 31, 2007: 200,000 shares; December 31, 2008: 300,000 shares; December 31, 2009: 400,000 shares; December 31, 2010: 500,000 shares and December 31, 2011: 600,000 shares. The Board of Directors resolved on September 29, 2008 that those 300,000 shares to which Mr. So was entitled as of December 31, 2008 were withheld until further notice. The grant shall be subject to all terms of the Company’s 2007 stock option/stock issuance plan or any future stock option/stock issuance plan under which it is issued.

(5) Pursuant to Mr. Fung’s employment contract, he is entitled to a stock grant 1,200,000 shares of the Company’s common stock subject to annual vesting over five years if he remains employed by the Company through the vesting date. The details of the vesting date and number of shares to be vested are as follows: December 31, 2007: 80,000 shares; December 31, 2008: 150,000 shares; December 31, 2009: 230,000 shares; December 31, 2010: 320,000 shares and December 31, 2011: 420,000 shares. The Board of Directors resolved on September 29, 2008 that those 150,000 shares to which Mr. Fung was entitled as of December 31, 2008 were withheld until further notice. The grant shall be subject to all terms of the Company’s 2007 stock option/stock issuance plan or any future stock option/stock issuance plan under which it is issued.

(6) Pursuant to Mr. Chu’s employment contract, he is entitled to a stock grant 1,000,000 shares of the Company’s common stock subject to annual vesting over five years if he remains employed by the Company through the vesting date. The details of the vesting date and number of shares to be vested are as follows: December 31, 2007: 80,000 shares; December 31, 2008: 130,000 shares; December 31, 2009: 190,000 shares; December 31, 2010: 260,000 shares and December 31, 2011: 340,000 shares. The Board of Directors resolved on September 29, 2008 that those 130,000 shares to which Mr. Chu was entitled as of December 31, 2008 were withheld until further notice. The grant shall be subject to all terms of the Company’s 2007 stock option/stock issuance plan or any future stock option/stock issuance plan under which it is issued.

In addition to base salaries and stock grants disclosed above, the employment agreements include the following material provisions:

•	Each employment agreement shall continue until termination by either party with three-month advance notice or for cause or disability.

•	Discretionary bonus is determined by the board of directors of the NCN Group based on the realization of financial and performance goals of the Company and the NCN Group.

•
Restrictive covenants regarding confidentiality, other employment after termination for a period of six months without the approval of the NCN Group’s Board of Directors, and solicitation of customers, suppliers or employees of the NCN Group.

•	Income tax reimbursement which will be sufficient to cover their Hong Kong personal income taxes resulting from their employment under the respective employment agreements.

Retirement Benefits

Currently, we do not provide any employees, including our named executive officers any company sponsored retirement benefits other than a state pension scheme in which all of our employees in China participate.

Grants of Plan-Based Awards

The following table sets forth information regarding grants of awards to the Named Executive Officers during the year ended December 31, 2008:

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#) (1)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Options Awards	Closing Price on Grant Date ($/share)
Godfrey Hui	-	-	-	-	-	-
Daley Mok	-	-	-	-	-	-
Daniel So	-	-	-	-	-	-
Benedict Fung	-	-	-	-	-	-
Stanley Chu	-	-	-	-	-	-
	-	-	-	-	-	-

As described elsewhere herein, on July 23, 2007, each Named Executive Officer was granted certain shares of the Company’s common stock, subject to annual vesting over five years pursuant to their executive employment agreements. Other than the foregoing, no other stock awards were granted to the Company’s Named Executive Officers during fiscal year 2008.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the equity awards outstanding at December 31, 2008 for each of the named executive officers.

Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Godfrey Hui (1)	-	-	-	-	1,800,000	$270,000
Daley Mok (2)	-	-	-	-	1,400,000	$210,000
Daniel So (3)	-	-	-	-	1,800,000	$270,000
Benedict Fung (4)	-	-	-	-	1,120,000	$168,000
Stanley Chu(5)	-	-	-	-	920,000	$138,000

(1)
As disclosed elsewhere herein, Mr. Hui is entitled to a stock grant of 2,000,000 shares of the Company’s common stock subject to annual vesting over five years if he remains employed by the Company through the vesting date. The first 200,000 shares vested on December 31, 2007 and issued in January 2008. On September 29, 2008, in response to the current global economic crisis, our board of directors resolved to withhold until further notice, the issuance of all shares scheduled to be vested in 2008, including the 300,000 shares to which Mr. Hui was entitled as of December 31, 2008. An additional 400,000, 500,000 and 600,000 shares will vest on December 31, 2009, 2010 and 2011 respectively, if he remains employed as of vesting date.

(2)
As disclosed elsewhere herein, Mr. Mok is entitled to a stock grant of 1,500,000 shares of the Company’s common stock, subject to annual vesting over five years if he remains employed by the Company through the vesting date. The first 100,000 shares vested on December 31, 2007 and issued in January 2008. On September 29, 2008, in response to the current global economic crisis, our board of directors resolved to withhold until further notice, the issuance of all shares scheduled to be vested in 2008, including the 200,000 shares to which Mr. Mok was entitled as of December 31, 2008. An additional 300,000, 400,000 and 500,000 shares is scheduled to vest on December 31, 2009, 2010 and 2011 respectively, if he remains employed as of vesting date.

(3)
As disclosed elsewhere herein, Mr. So is entitled to a stock grant of 2,000,000 shares of the Company’s common stock subject to annual vesting over five years if he remains employed by the Company through the vesting date. The first 200,000 shares vested on December 31, 2007 and issued in January 2008. On September 29, 2008, in response to the current global economic crisis, our board of directors resolved to withhold until further notice, the issuance of all shares scheduled to be vested in 2008, including the 300,000 shares to which Mr. So was entitled as of December 31, 2008. An additional 400,000, 500,000 and 600,000 shares will vest on December 31, 2009, 2010 and 2011 respectively, if he remains employed as of vesting date. However, since Mr. So resigned as Managing Director of the Company in January 2009, he is no longer entitled to those 1,500,000 shares that will vest on December 31, 2009, 2010 and 2011.

(4)
As disclosed elsewhere herein, Mr. Fung is entitled to a stock grant of 1,200,000 shares of the Company’s common stock subject to annual vesting over five years if he remains employed by the Company through the vesting date. The first 80,000 shares vested on December 31, 2007 and issued in January 2008. On September 29, 2008, in response to the current global economic crisis, our board of directors resolved to withhold until further notice, the issuance of all shares scheduled to be vested in 2008, including the 150,000 shares to which Mr. Fung was entitled as of December 31, 2008. An additional 230,000, 320,000 and 420,000 shares will vest on December 31, 2009, 2010 and 2011 respectively, if he remains employed as of vesting date. However, since Mr. Fung resigned as President of the Company in January 2009, he is no longer entitled to those 970,000 shares that will vest on December 31, 2009, 2010 and 2011.

(5)
As disclosed elsewhere herein, Mr. Chu is entitled to 1,000,000 shares of our common stock subject to annual vesting over five years if he remains employed by the Company through the vesting date. The first 80,000 shares vested on December 31, 2007, but on September 29, 2008, in response to the current global economic crisis, our board of directors resolved to withhold until further notice, the issuance of all shares scheduled to be vested in 2008, including the 130,000 shares to which Mr. Chu was entitled as of December 31, 2008. An additional of which 190,000, 260,000 and 340,000 shares will vest on December 31, 2009, 2010 and 2011 respectively if remain employed as of vesting date. However, since Mr. Chu resigned as General Manager of the Company in January 2009, he is no longer entitled to those 790,000 shares that will vest on December 31, 2009, 2010 and 2011.

Potential Payments Upon Termination or Change-in Control

Our executive employment agreements with the Named Executive Officers provide that, in the event employment is terminated other than for cause, disability, or in the event of their resignation for good reason, each officer is entitled to severance payments consisting of his then base salary for 48 months provided there has been no change in control of either the NCN Group or the Company, or for 60 months if there has been a change in control of either the NCN Group or the Company in the preceding one year. In addition, each officer shall be entitled to accelerated vesting of all stock grants, as of the date of such termination other than for cause, remain unexercised and unvested, to the extent permissible by law. The employment agreements also provide that, in the event employment is terminated for disability, each officer shall be potentially eligible for disability benefits under any Company-provided disability plan in which he then participate, and shall be entitled to accelerated vesting of all stock grants, as of the date of such disability, remain unexercised and unvested, to the extent permissible by law.

The following table reflects amounts payable to our current Named Executive Officers (1) assuming their employment was terminated without cause on December 31, 2008 and (2) assuming a change in control on December 31, 2008 or termination other than for cause, disability or resignation for good reason.

Name	Termination Without Cause ($)	Change in Control ($)
Godfrey Hui	923,088	1,153,860
Daley Mok	738,480	923,100
Daniel So	738,480	923,100
Benedict Fung	473,856	592,320
Stanley Chu	369,216	461,520

Other than as disclosed above, the Company does not have change-in-control arrangements with any of its executive officers, and the Company is not obligated to pay severance or other enhanced benefits to executive officers upon termination of their employment.

DIRECTOR COMPENSATION

The following table provides information about the compensation earned by directors who served during fiscal year 2008 (including Mr. Joachim Burger and Mr. Gerd Jakob, who resigned as director on September 30, 2008 and May 5, 2009 respectively):

Name of director	Fees Earned or Paid (1) in Cash ($)	Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings($)	All Other Compensation ($)	Total ($)
Godfrey Hui	10,000	15,000	-	-	-	-	25,000
Daniel So	7,500	10,000	-	-	-	-	17,500
Daley Mok	7,500	10,000	-	-	-	-	17,500
Stanley Chu	7,500	10,000	-	-	-	-	17,500
Joachim Burger*	20,000	20,070	-	-	-	-	40,070
Gerd Jakob*	17,500	23,380	-	-	-	-	40,880
Edward Lu*	17,500	23,380	-	-	-	-	40,880
Peter Mak*	27,500	35,070	-	-	-	-	62,570
Ronglie Xu*	27,500	35,070	-	-	-	-	62,570
*Non-employee directors

(1)  In September 2007, only non-employee directors were entitled to an annual fee of $15,000 and an additional annual fee of $10,000 was paid to the chairperson of each board committee. Commencing as of July 2008, the Company agreed to pay an increment of $5,000 in annual fees for each non-employee director, and the employee directors became entitled to an annual fee of $15,000, except for Mr. Hui, the board chairperson, who became entitled to an annual fee of $20,000.

(2)   In September 2007, each non-employee director was granted an award of 10,000 shares of the Company’s common stock with vesting date on June 30, 2008, for services rendered as a director between September 1, 2007 and June 30, 2008, and an additional 5,000 shares was granted to the chairperson of each board committee. In July 2008, all directors listed were granted an award of 10,000 shares with vesting date on June 30, 2009, for services rendered as a director between July 1, 2008 and June 30, 2009, and an additional 5,000 shares was granted to the Chairperson of the board and to the chairperson of each board committee. These amounts do not reflect whether the recipient has actually realized a financial benefit from the awards. The amounts represent the dollar amount recognized for financial statement reporting purposes for fiscal year 2008 for stock awards granted to each of the directors in fiscal year 2008, in accordance with FAS 123R, and reflect the value determined by the Company for accounting purposes for these awards. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. No stock awards were forfeited by any of our non-employee directors in fiscal year 2008. For additional information, see Note 15 of our financial statements in the Form 10-K for the fiscal year ended December 31, 2008.

The following table provides information about the actual compensation earned by non-employee directors who served during the 2007 fiscal year:

Name of non-employee director	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Joachim Burger	8,333	13,380	21,713
Gerd Jakob	5,000	8,920	13,920
Edward Lu	5,000	8,920	13,920
Peter Mak	8,333	13,380	21,713
Ronglie Xu	8,333	13,380	21,713

(1)  These amounts reflect the value determined by the Company for accounting purposes for these awards and do not reflect whether the recipient has actually realized a financial benefit from the awards. This column represents the dollar amount recognized for financial statement reporting purposes for fiscal year 2007 for stock awards granted to each of the non-employee directors in fiscal year 2007, in accordance with FAS 123R. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. No stock awards were forfeited by any of our non-employee directors in fiscal year 2007. For additional information, see Note 12 of our financial statements included in 10-KSB.

No compensation was paid or payable to the directors for their services as directors of the Company in 2006.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number Of Securities To Be Issued Upon Exercise Of Outstanding Options, Warrants And Rights (a)		Weighted Average Exercise Price Of Outstanding Options, Warrants And Rights (b)	Number Of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (A)) (c)
Equity compensation plans approved by security holders	-		-	7,847,740	(1)
Equity compensation plans not approved by security holders	600,000	(2)	$2.3	-
Total	600,000	(2)	$2.3	7,847,740

(1)
We reserved 3,000,000 shares for issuance under our 2004 Stock Incentive Plan, of which 1,000,000 shares are still available for issuance as of December 31, 2008. We reserved 7,500,000 shares for issuance under our 2007 Stock Option/Stock Issuance Plan, of which 6,847,740 are available for issuance as of December 31, 2008.

(2)	(a)
A warrant to purchase 200,000 shares of common stock was granted to a financial advisor on March 12, 2004 with an exercise price of $2.00 per share. The warrant may be exercised at any time until March 12, 2009. The warrant remained unexercised as of December 31, 2008. We agreed to register the shares underlying the warrant in our next registration statement.

(b)
A warrant to purchase 100,000 shares of restricted common stock was granted to a consultant on August 25, 2006 with an exercise price of $0.70 per share. One-fourth of the shares underlying the warrant become exercisable every 45 days beginning from the date of issuance. The warrant shall remain exercisable until August 25, 2016. The warrant remained unexercised as of December 31, 2008.

(c)
In November 2007, the Company became obligated to issue to a placement agent a warrant exercisable for 300,000 shares of common stock for services rendered in connection with the issuance of 3% convertible promissory notes with an exercise price of $3.00 per share in November 2007. The warrant is exercisable for a period of two years. The warrant remained unexercised as of December 31, 2008.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and beneficial owner of more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission statements of ownership and changes in ownership. The same persons are required to furnish us with copies of all Section 16(a) forms they file. We believe that, during fiscal 2008, all of our executive officers, directors and beneficial owner of more than 10% of a registered class of our equity securities complied with the applicable filing requirements, with the following exceptions:

(1) a late Form 4 report was filed for Joachim Burger on March 17, 2009, to report the stock award of 15,000 shares of common stock vested on June 30, 2008, effective September 1, 2007; stock award of 15,000 shares of common stock vested on June 30, 2009, effective July 1, 2008; and disposal of stock award of 15,000 shares, effective on September 30, 2008, as he resigned as a member of the Board and no longer has the right to receive the 15,000 shares of the Issuer's common stock that was granted in July 2008;

(2) a late Form 4 report was filed for Gerd Jakob on March 17, 2009, to report the stock award of 10,000 shares of common stock vested on June 30, 2008 , effective September 1, 2007 and stock award of 10,000 shares of common stock vested on June 30, 2009, effective July 1, 2008;

(3) a late Form 4 report was filed for Edward Lu on March 17, 2009, to report the stock award of 10,000 shares of common stock vested on June 30, 2008 , effective September 1, 2007 and stock award of 10,000 shares of common stock vested on June 30, 2009, effective July 1, 2008;

(4) a late Form 4 report was filed for Peter Mak on March 17, 2009, to report the stock award of 15,000 shares of common stock vested on June 30, 2008 , effective September 1, 2007 and stock award of 15,000 shares of common stock vested on June 30, 2009, effective July 1, 2008; and

(5) a late Form 4 report was filed for Ronglie Xu on March 17, 2009, to report the stock award of 15,000 shares of common stock vested on June 30, 2008 , effective September 1, 2007 and stock award of 15,000 shares of common stock vested on June 30, 2009, effective July 1, 2008.

In making these statements, we have relied upon examination of the copies of all Section 16(a) forms provided to us and the written representations of our executive officers, directors and beneficial owner of more than 10% of a registered class of our equity securities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Transactions

Except as set forth below, since the beginning of fiscal year 2007, we have not entered into any material transactions or series of transactions that would be considered material in which any director or executive officer or beneficial owner of 5% or more of any class of our capital stock, or any immediate family member of any of the preceding persons, had a direct or indirect material interest.

On April 6, 2009, the Company reported its entry into a Note Exchange and Option Agreement (the “Note Exchange and Option Agreement ”), dated April 2, 2009, between the Company and Keywin Holdings Limited (“Keywin”), pursuant to which the Company agreed to exchange the certain convertible promissory notes in the principal amount of $45 million (including all accrued and unpaid interest thereon) for (i) 307,035,463 shares of the Company’s common stock and (ii) an option to purchase an aggregate of 122,814,185 shares of the Company’s common stock for an aggregate purchase price of $2,000,000, exercisable for a three-month period commencing on April 2, 2009.  As a result of the Note Exchange and Option Agreement, Keywin beneficially owns approximately 82% of our issued and outstanding common stock and they have the option to own up to approximately 86%. Statezone Ltd. (“Statezone”) provided financial advisory services to Keywin and the Company in connection with the Note Exchange and Option Agreement, for which the Company paid Statezone an aggregate consultancy fee of $350,000. For more information regarding the Note Exchange and Option Agreement see the Company’s Current Report on Form 8-K filed with the Commission on April 6, 2009.

Related Party Transaction Policy

Our Company has adopted a written Related Party Transaction Policy, or the Policy, for the purpose of describing the procedures used to identify, review, approve and disclose, if necessary, any transaction in which (i) the Company is a participant and (ii) a related person has or will have a direct or indirect material interest.

Once a related party transaction in which the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year has been identified, the Audit Committee must review the transaction for approval or ratification. In determining whether to approve or ratify a related party transaction, the Audit Committee shall consider all relevant facts and circumstances, including the following factors:

•	the benefits to the Company of the transaction;

•	the nature of the related party’s interest in the transaction;

•	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company and its stockholders;

•	the potential impact of the transaction on a director’s independence; and

•	any other matters the Audit Committee deems appropriate.

No director may participate in any discussion, approval or ratification of a transaction in which he or she is a related person.

OTHER MATTERS

Management does not know of any matter to be brought before the Meeting, other than the matters described in the Notice of Annual Meeting accompanying this Proxy Statement. The persons named in the form of proxy solicited by the Board will vote all proxies which have been properly executed, and if any matters not set forth in the Notice of Annual Meeting are properly brought before the meeting, such persons will vote thereon in accordance with their best judgment.

HOUSEHOLDING

We have adopted a procedure approved by the Securities and Exchange Commission called “householding.” Under this procedure, a house holding notice will be sent to stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials, and they will receive only one copy of our annual report and Proxy Statement unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces our printing costs and postage fees. Each stockholder who participates in householding will continue to receive a separate proxy card.

If any stockholders in your household wish to receive a separate annual report and a separate Proxy Statement, they may call our Chief Executive Officer, Godfrey Hui, at (852) 2833-2186 or write to Network CN Inc., 21st Floor, Chinachem Century Tower, 178 Gloucester Road, Wanchai, Hong Kong. They may also send an email to our info@ncnmedia.com. Other stockholders who have multiple accounts in their names or who share an address with other stockholders can authorize us to discontinue mailings of multiple annual reports and Proxy Statements by calling or writing to Investor Relations.

BY ORDER OF THE BOARD OF DIRECTORS

Godfrey Hui
Chief Executive Officer
Network CN Inc.

May 26, 2009

NETWORK CN INC.

Annual Meeting of Stockholders
Thursday, July 2, 2009
10:00 a.m., Local Time
21st Floor, Chinachem Century Tower,
178 Gloucester Road
Wanchai, Hong Kong

NETWORK CN INC.

This Proxy is solicited by the Board of Directors for use at the Annual Meeting on Thursday, July 2, 2009.

The shares of common stock you hold in your account as of record on May 12, 2009, will be voted as you specify on the reverse side.

If no choice is specified, the Proxy will be voted “FOR” items 1, 2 and 3.

By signing the Proxy, you revoke all prior Proxies and appoint Godfrey Hui, Earnest Leung, Ronald Lee, Gerald Godfrey and Peter Mak and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting or any adjournment or postponement thereof.

SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

There are two ways to vote your Proxy.

VOTE BY FAX

·	Complete, sign and date the enclosed proxy card and fax front and back to Holladay Stock Transfer at 480-481-3941.

VOTE BY MAIL

·	Complete, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Network CN Inc., c/o Holladay Stock Transfer 2939 North 67th Place, Scottsdale AZ 85251.

PLEASE DETACH PROXY CARD HERE
(Mark only one box below)

1. Election of Directors

01 Godfrey Hui	__ FOR the nominees (except as marked below)
02 Earnest Leung
03 Ronald Lee	__ WITHHOLD AUTHORITY to vote for the
04 Gerald Godfrey	nominees
05 Peter Mak

(Instruction: To withhold authority to vote for any individual nominee, print the name(s) or number(s) of the nominee(s) on the line provided to the right. If this Proxy is executed in such a manner as not to withhold authority to vote for the election of any nominee, this Proxy shall be deemed to grant such authority.)

2.	Ratification of the appointment of Jimmy C.H. Cheung & Co., as the independent registered public accounting firm of the Company.

__ FOR __ AGAINST __ ABSTAIN

3.	Ratification of the amendment of the Company’s Articles of Incorporation to increase the authorized number of shares of common stock.

__ FOR __ AGAINST __ ABSTAIN

4.	Upon such other matters as may come before said meeting or any adjournments thereof, in the discretion of the Proxy holders.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder(s).If no direction is made, this Proxy will be voted “FOR” each proposal.

Date:

Signature

Signature

Please sign exactly as name(s) appear on this Proxy. Joint owners should each sign personally. Corporation Proxies should be signed by authorized officer. When signing as executors, administrators, trustees, etc., give full title.

Address Change? Please mark the following box and indicate changes above. ☐

EXHIBIT A

STATE OF DELAWARE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION

Network CN Inc., originally incorporated in the State of Delaware on September 10, 1993 under the name EC Capital, Ltd. The Corporation has filed a Certificate of Amendment of Certificate of Incorporation on September 12, 1996 changing its name to Northern Lights Software, Ltd. Another Certificate of Amendment of the Certificate of Incorporation changing its name to Formquest International, Ltd. was filed on September 3, 1997, a Certificate of Amendment of Certificate of Incorporation changing the name to MegaChain.com, Ltd. was filed on April 9, 1999, a Certificate of Amendment of Certificate of Incorporation was filed on August 25, 1999, a Certificate of Amendment of Certificate of Incorporation changing the name to Acola Corp. was filed on October 18, 2001, a Restated Certificate of Incorporation was filed on December 5, 2001, a Certificate of Amendment of Certificate of Incorporation was filed on March 10, 2004, a Certificate of Amendment of Certificate of Incorporation changing the name to Teda Travel Group Inc. was filed on April 19, 2004, a Certificate of Amendment of Certificate of Incorporation changing the name to Network CN Inc. was filed on August 1, 2006 and a Certificate of Amendment of Certificate of Incorporation increasing the authorized number of common stock was filed on February 15, 2007. This amended and restated certificate of incorporation has been duly adopted by the directors and stockholders in accordance with the provisions of Section 242 and Section 245 of the General Corporation Law of the State of Delaware.

FIRST: The name of the corporation is Network CN Inc.

SECOND: The address of the corporation’s registered office in the State of Delaware is the Corporation Trust Center at 1209 Orange Street, in the City of Wilmington, County of New Castle, State of Delaware, the name of its registered agent at such address is the Corporation Trust Company.

THIRD: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the Delaware General Corporation law.

FOURTH: The total number of shares of stock which the corporation is authorized to issue is 2,005,000,000 shares, of which 2,000,000,000 shall be shares of common stock, par value $0.001 per share (the “Common Stock”) and 5,000,000 shares shall be shares of preferred stock, par value $0.001 per share (the “Preferred Stock”). The shares of Common Stock and Preferred Stock may be issued by the corporation from time to time as approved by the board of directors of the corporation without the approval of the stockholders, except as otherwise provided by applicable law. The powers, designations, preferences and relative, participating, optional and other rights of the Preferred Stock shall be provided for in a resolution or resolutions adopted by the board of directors of the corporation and set forth in a certificate of designations executed, acknowledged and filed as provided in Section 151(g) of the General Corporation Law of the State of Delaware, amending this Article Fourth.

FIFTH: The business and affairs of the corporation shall be managed by or under the direction of the board of directors, and the directors need not be elected by ballot unless required by the by-laws of the corporation. The number of directors of the corporation shall be as from time to time fixed by, or in the manner provided in the bylaws of the corporation.

SIXTH: In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the board of directors is expressly authorized to make, amend and repeal the bylaws.

SEVENTH: A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law (iii) under Section 174 of the Delaware General Corporation law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is intended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as is amended. Any repeal or modification of this provision shall not adversely affect any right of a director of the corporation existing at the time of such repeal or modification.

EIGHTH: Any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (whether or not by or in the right of the corporation) by reason of the fact that he is or was a director, officer, incorporator, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, incorporation, employee, partner, trustee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including an employee benefit plan), shall be entitled to the indemnification by the corporation to the full extent then permitted by law against expenses (including counsel fees and disbursements), judgments, fines (including excise taxes assessed on a person with respect to an employee benefit plan), and amounts paid in settlement incurred by him in connection with such action, suit, or proceeding. Such right of indemnification shall inure whether or not the claim asserted is based on matters which antedate the adoption of this Article Eighth. The indemnification provided by this Article Eighth shall not be deemed exclusive of any other rights which may be provided now or in the future under any provision currently in effect or hereafter adopted of the bylaws, by an agreement, by vote of stockholders, by resolution of disinterested directors, by provisions of law, or otherwise.

NINTH: The corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

I, the undersigned, for the purpose of amending and restating the certificate of incorporation of a corporation under the laws of the State of Delaware do make, file and record this Certificate, and do certify that the facts herein stated are true under the penalties of perjury this ____ day of _____, 2009.

By
Godfrey Hui
Chief Executive Officer